UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

720 King St. W., Suite 320
Toronto , Ontario	M5V 2T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Cronos Group Inc. (the “Company”) held its 2020 Annual and Special Meeting of Shareholders on June 25, 2020 (the “Meeting”). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is summarized in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2020.

(1)Election of directors.

NAME OF DIRECTOR:	FOR:	WITHHELD:	BROKER NON-VOTES:
Michael Gorenstein	189,608,226	5,516,383	25
Jason Adler	193,354,556	1,770,053	25
Jody Begley	193,856,442	1,268,167	25
Bronwen Evans	194,087,328	1,037,281	25
Murray Garnick	193,889,048	1,235,561	25
Heather Newman	193,842,513	1,282,096	25
James Rudyk	193,366,045	1,758,564	25

(2)Adoption of an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

FOR:	AGAINST:	ABSTAINED:	BROKER NON-VOTES:
191,039,290	3,268,552	816,763	29

(3)Adoption of an advisory (non-binding) resolution approving the frequency of future “say on pay” votes.

1 YEAR:	2 YEARS:	3 YEARS:	ABSTAINED:	BROKER NON-VOTES:
193,325,733	704,312	473,430	620,943	216

(4)Adoption of an ordinary resolution approving the Company’s 2020 Omnibus Equity Incentive Plan.

FOR:	AGAINST:	ABSTAINED:	BROKER NON-VOTES:
191,784,056	2,713,907	626,645	26

(5)Adoption of a special resolution authorizing the Company to make an application for the continuance of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company.

FOR:	AGAINST:	ABSTAINED:	BROKER NON-VOTES:
188,564,156	6,142,073	418,379	26

(6)Appointment of KPMG LLC to serve as the independent registered public accounting form for fiscal year ending December 31, 2020 and authorization of the Board of Directors of the Company to fix KPMG LLP’s remuneration.

FOR:	WITHHELD:	BROKER NON-VOTES:
194,619,894	504,713	27

A copy of the press release dated June 25, 2020 regarding the results of the Meeting is filed as Exhibit 99.1 to and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press release of Cronos Group Inc., dated June 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: June 25, 2020	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Cronos Group Inc., dated June 25, 2020.